BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

SUITE 2700

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

February 24, 2006

TO:

Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator of the MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

ATTENTION:

Client Manager / MASL 2006-1

TELEPHONE:

1-410-884-2000

FACSIMILE:

1-410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXMASL061

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Trust Administrator on behalf of the MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1 ("Counterparty").  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us relating to the Reference Loans on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Pooling and Servicing Agreement, dated as of February 1, 2006 among Mortgage Asset Securitization Transactions, Inc. (the “Depositor”), UBS Real Estate Securities Inc. (the “Transferor/Sponsor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”), and as custodian, and JPMorgan Chase Bank, N.A., as trustee (the “Pooling and Servicing Agreement”). In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Each reference to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:

February 22, 2006

Effective Date:

February 24, 2006

Notional Amount:

With respect to the initial Calculation Period, USD 1,245,048.00 and with respect to any subsequent Calculation Period, the lesser of:

(i) (A) ( 1 / 250 ) multiplied by (B) the outstanding principal balance of the Reference Loans as of the Due Date occurring in the month in which the Calculation Period begins minus the outstanding principal balance of the Class M-7 and Class M-8 Certificates as of the first day of  such Calculation Period, and

(ii) the amount set forth for such period in the Schedule of Notional Amounts attached hereto.

Reference Loans:

The Mortgage Loans (as defined in the Pooling and Servicing Agreement)

Termination Date:

August 25, 2010, subject to adjustment in accordance with the Business Day Convention

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Date(s):

The 25th of each month in each year from (and including) March 25, 2006 to (and including) the Termination Date, with No Adjustment.

Fixed Rate Payer

Payment Date(s):

Early Payment shall be applicable.  For each Calculation Period, the Fixed Rate Payer Payment Date shall be the first Business Day prior to the related Fixed Rate Payer Period End Date.

Fixed Rate:

4.91%

Fixed Amount:

To be determined in accordance with the following formula:

(i) 250 * (ii) Notional Amount * (iii) Fixed Rate * (iv) Fixed Rate Day Count Fraction

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BSFP

Floating Rate Payer

Period End Dates:

The 25th of each month in each year from (and including) March 25, 2006 to (and including) the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer

Payment Date(s):

Early Payment shall be applicable.  For each Calculation Period, the Floating Rate Payer Payment Date shall be the first Business Day prior to the related Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA

Floating Amount:

To be determined in accordance with the following formula:

(i) 250 * (ii) Notional Amount * (iii) Floating Rate Option * (iv) Floating Rate Day Count Fraction

Designated Maturity:

One month

Spread:

None

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Day Convention:

Following

Business Days:

New York

Calculation Agent:

BSFP

3.

Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

(f)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(h)

"Termination Currency" means United States Dollars.

(i)

Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3) Tax Representations.

(a) Payer Representations.  For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

Counterparty represents that it is the Trust Administrator under the Pooling and Servicing Agreement.

4) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

5)  Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York  10179

Attention:

DPC Manager – Suite 2700

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Client Manager / MASL 2006-1

Facsimile:

1-410-715-2380

Phone:

1-410-884-2000

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.

The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

 Non-Petition.  BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(l)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m)     Limited Set-Off.   The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“S&P” means Standard & Poor's Ratings Services, or any successor.

(p) Trustee Liability Limitations.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trust Administrator, not individually or personally but solely as Trust Administrator of the Counterparty, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by the Trust Administrator, but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on the Trust Administrator individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve the Trust Administrator from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall the Trust Administrator be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

(q) Additional Provisions.  The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

6) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

7) Rating Agency Downgrade.  In the event that BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “AA-” by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “Aa3” by Moody’s (and together with S&P, the “Swap Rating Agencies”, and such rating thresholds, “Approved Rating Thresholds”), then within 30 days after such rating withdrawal or downgrade, BSFP shall, at its own expense, either (i) seek another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Threshold (and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates), to honor, BSFP’s obligations under this Agreement.  BSFP’s failure to do any of the foregoing shall, at the Counterparty’s option, constitute an Additional Termination Event with BSFP as the Affected Party.

8) Payment Instructions.  BSFP hereby agrees that, unless notified in writing by the Trustee of other payment instructions, any and all amounts payable by BSFP to the Counterparty under this Agreement shall be paid to the Trustee at the account specified in Section 5.

9)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1)  Nonreliance.   (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i)

BSFP is acting for its own account and Wells Fargo Bank, N.A. is acting in its capacity as Trust Administrator under the Pooling and Servicing Agreement and not for its own account. BSFP has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.  The Trust Administrator was directed to enter this Agreement by the Trust.

(ii)

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction.  It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(iii)

The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(3) Purpose.  It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, an and “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.”

10) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Confirmation shall be permitted by either party unless Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”) has been provided notice of such transfer, amendment, waiver, supplement, assignment or other modification and confirms in writing (including by facsimile transmission) that it will not qualify, downgrade, withdraw or modify its then current rating of the Certificates issued pursuant to the Pooling and Servicing Agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Additional Termination Events:

a) An Additional Termination Event shall occur under the Master Agreement upon notification to the Trust Administrator that the Mortgage Loans will be purchased pursuant to Section 10.01 of the Pooling and Servicing Agreement (an "Optional Termination").  Upon such Additional Termination Event, Counterparty shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If the Trust Administrator is unable to pay its Class M-7 and Class M-8 Certificates or fails or admits in writing its inability to pay it’s Class M-7 and Class M-8 as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

6.

On or prior to the first day of each Calculation Period, Counterparty shall provide or make available to BSFP statements indicating (i) the outstanding principal balance of the Reference Loans as of the Due Date occurring in the month in which the Calculation Period begins and (ii) the outstanding principal balance of the Certificates as of the first day of such Calculation Period.

7.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Payments to Counterparty:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA:  121-000-248

Acct.#:  3970771416

SAS Clearing

FFC:  50894102

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:

_________________________________

Name:

Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS TRUST ADMINISTRATOR OF THE MASTR SECOND LIEN TRUST 2006-1, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1

By:

________________________________

Name:

Title:

Ws

SCHEDULE OF NOTIONAL AMOUNTS

(with respect to the Floating Amounts all such dates subject to adjustment in accordance with the Business Day Convention and with respect to the Fixed Amounts all such dates not subject to adjustment in accordance with the Business Day Convention )

From and including	To but excluding	Notional Amount (USD)
Effective Date	25-Mar-06	1,245,048.00
25-Mar-06	25-Apr-06	1,229,744.00
25-Apr-06	25-May-06	1,212,848.00
25-May-06	25-Jun-06	1,194,404.00
25-Jun-06	25-Jul-06	1,174,460.00
25-Jul-06	25-Aug-06	1,153,060.00
25-Aug-06	25-Sep-06	1,130,264.00
25-Sep-06	25-Oct-06	1,106,136.00
25-Oct-06	25-Nov-06	1,080,740.00
25-Nov-06	25-Dec-06	1,054,156.00
25-Dec-06	25-Jan-07	1,026,456.00
25-Jan-07	25-Feb-07	997,728.00
25-Feb-07	25-Mar-07	968,060.00
25-Mar-07	25-Apr-07	937,540.00
25-Apr-07	25-May-07	906,752.00
25-May-07	25-Jun-07	876,728.00
25-Jun-07	25-Jul-07	847,644.00
25-Jul-07	25-Aug-07	819,460.00
25-Aug-07	25-Sep-07	792,144.00
25-Sep-07	25-Oct-07	758,716.00
25-Oct-07	25-Nov-07	712,868.00
25-Nov-07	25-Dec-07	667,016.00
25-Dec-07	25-Jan-08	623,924.00
25-Jan-08	25-Feb-08	583,436.00
25-Feb-08	25-Mar-08	545,360.00
25-Mar-08	25-Apr-08	514,000.00
25-Apr-08	25-May-08	493,184.00
25-May-08	25-Jun-08	474,880.00
25-Jun-08	25-Jul-08	457,192.00
25-Jul-08	25-Aug-08	440,100.00
25-Aug-08	25-Sep-08	423,604.00
25-Sep-08	25-Oct-08	407,656.00
25-Oct-08	25-Nov-08	392,240.00
25-Nov-08	25-Dec-08	377,328.00
25-Dec-08	25-Jan-09	362,908.00
25-Jan-09	25-Feb-09	348,944.00
25-Feb-09	25-Mar-09	335,232.00
25-Mar-09	25-Apr-09	321,548.00
25-Apr-09	25-May-09	307,872.00
25-May-09	25-Jun-09	294,208.00
25-Jun-09	25-Jul-09	284,876.00
25-Jul-09	25-Aug-09	275,888.00
25-Aug-09	25-Sep-09	266,948.00
25-Sep-09	25-Oct-09	256,764.00
25-Oct-09	25-Nov-09	246,924.00
25-Nov-09	25-Dec-09	237,416.00
25-Dec-09	25-Jan-10	228,224.00
25-Jan-10	25-Feb-10	219,348.00
25-Feb-10	25-Mar-10	210,768.00
25-Mar-10	25-Apr-10	202,476.00
25-Apr-10	25-May-10	194,464.00
25-May-10	25-Jun-10	186,724.00
25-Jun-10	25-Jul-10	179,244.00
25-Jul-10	Termination Date	172,016.00